IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
                                       OF
                               HSBC INVESTOR FUNDS
                            HSBC ADVISOR FUNDS TRUST
                   HSBC INVESTOR OPPORTUNITY FUND (THE "FUND")

                       SUPPLEMENT DATED DECEMBER 26, 2007
                                       TO
                     THE HSBC INVESTOR FUNDS PROSPECTUS AND
                 HSBC ADVISOR FUNDS TRUST PROSPECTUS EACH DATED
                             FEBRUARY 28, 2007, AND
                             AS SUPPLEMENTED TO DATE

The Fund will institute the following investment policy change on February 28, 2008, and the corresponding section of the prospectus will read as follows. Please refer to the prospectus for the full text of the supplemented section.

     Under normal market conditions, the Portfolio primarily invests in equity securities of small cap companies. The Portfolio may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. Small cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500 Growth Index. The Portfolio may also invest in equity securities of larger, more established companies if they are expected to show increased earnings. The Portfolio was previously named the Small Cap Equity Portfolio.






         INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR
                                FUTURE REFERENCE